UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2002

BIOJECT MEDICAL TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Commission file number: 0-15360

Oregon (State or other jurisdiction of incorporation or organization)	93-1099680 (I.R.S. Employer Identification No.)

211 Somerville Road (Route 202 North) Bedminster, New Jersey (Address of principal executive offices)	07921 (Zip Code)

Registrant’s telephone number, including area code: (908) 470-2800

Item 8. Change in Fiscal Year
SIGNATURES

Item 8. Change in Fiscal Year

     On October 11, 2002, Bioject Medical Technologies Inc. determined to change its fiscal year end from March 31 to December 31. Registrant will file on Form 10-K the report covering the transition period from April 1, 2002 to December 31, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2002	BIOJECT MEDICAL TECHNOLOGIES INC. /s/ John Gandolfo John Gandolfo Chief Financial Officer and Vice President of Finance

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